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                             STONEBRIDGE GROWTH FUND, INC
                    SUPPLEMENT TO PROSPECTUS DATED MARCH 31, 1997

    Effective August 1, 1997, the Fund's Management Agreement with NIF Management Co., Inc. has been terminated and, as authorized by the stockholders of the Fund at their meeting held on August 1, 1997, the Fund has entered into an Investment Advisory Agreement directly with Stonebridge Capital Management, Incorporated. Pursuant to the Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at the annual rate of 0.75% of the Fund's average daily net assets. The Adviser has agreed that it will limit the overall annual expenses of the Fund to 1.50% of average annual net assets for the current fiscal year and all future fiscal years through November 30, 2002: any unreimbursed Fund expenses borne by the Adviser in any fiscal year pursuant to this limitation will be reimbursed to the Adviser at any year in the future if, after the reimbursement, the expenses of the Fund for such year are less than 1.50% of its average net assets.

    As a result, the annual operating expenses of the Fund for its fiscal year ended November 30,1997 are expected to be as follows:

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees                     .75%
12b-1 Fees                          none
Other Expenses                      .75%
Total Fund Operating Expenses      1.50%


EXAMPLE

You would pay the following total fees and
Expenses on a $1,000 investment, assuming
(1)  5% annual return* and (2) redemption
at the end of each time period:            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                           ------   -------   -------   --------
Pro forma                                  $15      $48       $82       $180


* Use of this assumed annual return is mandated by the Securities and Exchange Commission and is not intended to be an illustration of past or future investment results.


    The Distributor of the Fund has been changed to ALPS Mutual Funds Services, Inc. ("ALPS"), 370 17th Street, Denver, Colorado 80202. ALPS has also been retained as the Fund's Administrator. In addition, the Custodian of the Fund has been changed to Fifth Third Bank, Fifth Third Center, Cincinnati, Ohio 45263. Fifth Third Bank has also been retained as the Fund's Accounting Agent.

    The Fund's new address is 370 17th Street, Suite 2700, Denver, Colorado 80202 (phone 800/639-3935).

DATE: SEPTEMBER 12, 1997


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                            STONEBRIDGE GROWTH FUND, INC.
        SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 31, 1997


    In connection with the termination of Fund's Management Agreement with NIF Management Co., Inc., all NIF employees have been removed as officers of the Fund and the officers and directors of the Fund have been changed as follows:

         William H. Taylor II has been elected to the Fund's Board of Directors. Mr. Taylor (age 58), 18730 Canyon Road, Sonoma, California 95476, is the General Partner of Taylor & Company (a venture capital organization), a director of Oncor, Inc., and a director of Stonebridge Aggressive Growth Fund, Inc. He was formerly Executive Vice President of BEI Electronics, Inc.

         Craig B. Burger has been elected as a Vice President of the Fund. Mr. Burger (age 40), 1801 Century Park East, Suite 1800, Los Angeles, California 90067, has been a Senior Vice President of the Adviser since November 1996. He was formerly Vice President of Churchill Management Group, Inc. in Los Angeles, California, following a position as an Investment Banking Associate at J.D. Whitehead and Associates, Inc. in Pasadena , California. He also serves as a Vice President of Stonebridge Growth Fund, Inc.

         Chad S. Christensen has been elected as a Vice President of the Fund. Mr. Christensen (age 27), 370 17th Street, Suite 2700, Denver, Colorado 80202, has been Fund Controller of ALPS Mutual
         Fund Services, Inc. ("ALPS") since March 1996. He was formerly Senior Accountant for Ernst and Young LLP in Denver, Colorado following a position as auditor for KPMG Peat Marwick LLP in Dallas, Texas. He is also Vice President of Stonebridge Aggressive Growth Fund, Inc. and Assistant Treasurer of Westcore Fund Trust.

         James V. Hyatt has been elected as Secretary of the Fund.  Mr.
         Hyatt (age 46) has been General Counsel of ALPS since September 1995. He was formerly Senior Legal Counsel for FMR Corp and counsel to Fidelity Management Trust Company. He is also Secretary of Stonebridge Aggressive Growth Fund, Inc. and First Funds Trust, and Assistant Secretary of Financial Investors Trust.

    The Custodian of the Fund has been changed to Fifth Third Bank, Fifth Third Center, Cincinnati, Ohio 45263.

    The Fund's new address is 370 17th Street, Suite 2700, Denver, Colorado 80202 (phone 800/639-3935)


DATE: SEPTEMBER 12, 1997